EXHIBIT 99.1

MACROVISION CORPORATION

GAAP CONSOLIDATED STATEMENTS OF INCOME

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

(UNAUDITED)

	Three Months Ended		Nine Months Ended
	September 30, 2006	September 30, 2005	September 30, 2006	September 30, 2005
Revenues:
Licenses	$44,357	$36,240	$132,726	$116,461
Services	13,790	10,350	40,788	25,800

Total revenues	58,147	46,590	173,514	142,261

Cost of revenues:
License fees	2,838	1,303	7,768	4,297
Service fees (1)	7,996	4,843	22,483	12,226
Amortization of intangibles from acquisitions	3,150	2,967	9,883	7,849

Total cost of revenues	13,984	9,113	40,134	24,372
Gross profit	44,163	37,477	133,380	117,889

Operating expenses:
Research and development (1)	13,268	8,583	39,598	25,205
Selling and marketing (1)	16,851	13,749	50,169	39,698
General and administrative (1)	9,562	8,804	26,855	24,691
In-process research and development	—	500	—	500

Total operating expenses	39,681	31,636	116,622	90,094

Operating income	4,482	5,841	16,758	27,795

Impairment losses on investments	—	—	—	(5,822)
Gains on strategic investments	—	78	—	174
Interest and other income, net	2,245	1,317	6,400	3,228

Income before income taxes	6,727	7,236	23,158	25,375
Income taxes	(470)	1,148	6,713	7,750

Net income	$7,197	$6,088	$16,445	$17,625

Basic net earnings per share	$0.14	$0.12	$0.32	$0.35

Shares used in calculating basic net earnings per share	51,913	50,789	51,956	50,548

Diluted net earnings per share	$0.14	$0.12	$0.31	$0.34

Shares used in calculating diluted net earnings per share	52,717	51,340	52,695	51,305

__________ (1) Equity-based compensation by category is as follows:
Cost of revenue	$451	$—	$1,365	$—
Research and development	$1,363	$—	$4,669	$—
Selling and marketing	$1,802	$—	$5,766	$—
General and administrative	$1,639	$—	$4,696	$—

MACROVISION CORPORATION

RECONCILIATION OF GAAP to NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

(UNAUDITED)

	Three Months Ended		Nine Months Ended
	September 30, 2006	September 30, 2005	September 30, 2006	September 30, 2005
GAAP Gross profit	$44,163	$37,477	$133,380	$117,889
Amortization of intangibles from acquisitions	3,424	3,188	10,612	8,537
Equity-based compensation	451	—	1,365	—

Non-GAAP Gross profit	$48,038	$40,665	$145,357	$126,426

GAAP Operating income	$4,482	$5,841	$16,758	$27,795
Amortization of intangibles from acquisitions	3,424	3,188	10,612	8,537
Equity-based compensation	5,255	—	16,496	—
In process research and development	—	500	—	500

Non-GAAP Operating income	$13,161	$9,529	$43,866	$36,832

GAAP Net income	$7,197	$6,088	$16,445	$17,625
Amortization of intangibles from acquisitions	3,424	3,188	10,612	8,537
Equity-based compensation	5,255	—	16,496	—
In-process research and development	—	500	—	500
Impairment charges, net of gains	—	(78)	—	5,648
Income tax effect of Non-GAAP adjustments	(3,083)	(1,091)	(6,692)	(5,206)
Exclusion of discrete tax items	(870)	(1,607)	2,427	(1,249)

Non-GAAP Net income	$11,923	$7,000	$39,288	$25,855

GAAP Diluted EPS	$0.14	$0.12	$0.31	$0.34
Amortization of intangibles from acquisitions	0.06	0.06	0.20	0.17
Equity-based compensation	0.10	—	0.31	—
In-process research and development	—	0.01	—	—
Impairment charges, net of gains	—	—	—	0.11
Income tax effect of Non-GAAP adjustments	(0.05)	(0.02)	(0.12)	(0.10)
Exclusion of discrete tax items	(0.02)	(0.03)	0.05	(0.02)

Non-GAAP Diluted EPS	$0.23	$0.14	$0.75	$0.50

	—	—	—	—
Shares used in calculating diluted net earnings per share	52,717	51,340	52,695	51,305

MACROVISION CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30, 2006	December 31, 2005
ASSETS
Cash and cash equivalents	119,623	135,625
Short-term investments	188,632	99,039
Accounts receivable, net	46,909	45,254
Prepaid expenses and other assets	12,416	7,508

Total Current Assets	367,580	287,426

Property and equipment, net	19,406	13,398
Long-term marketable investment securities	151,019	15,040
Restricted cash and investments	12,000	12,000
Goodwill	134,781	107,329
Other intangibles from acquisitions, net	28,433	32,755
Deferred tax assets	25,577	18,895
Patents and other assets	18,007	11,082

TOTAL ASSETS	756,803	497,925

LIABILITIES
Accounts payable	4,974	5,380
Accrued expenses	53,330	40,174
Deferred revenue	30,752	23,262

Total Current Liabilities	89,056	68,816

Convertible senior notes	240,000	—
Other liabilities	2,876	959

TOTAL LIABILITIES	331,932	69,775

STOCKHOLDERS’ EQUITY	424,871	428,150

TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	756,803	497,925